WCM Focused Global Growth Fund
Investor Class Shares (Ticker Symbol: WFGGX)
Institutional Class Shares (Ticker Symbol: WCMGX)

A series of Investment Managers Series Trust

Supplement dated May 1, 2017, to the
Summary Prospectus, dated September 1, 2016.

Effective May 1, 2017 (the “Effective Date”), WCM Investment Management (the “Advisor”) has agreed to reduce the limit on the total annual fund operating expenses for the WCM Focused Global Growth Fund, excluding certain expenses as described below, by 0.10%, to 1.40% and 1.15% of the average daily net assets of the Fund's Investor Class and Institutional Class shares, respectively. Accordingly, the Fund’s Summary Prospectus is supplemented by replacing the “Fees and Expenses” table on page 1 with the following table:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

		Investor Class Shares		Institutional Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases		None		None
Maximum deferred sales charge (load)		None		None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)		1.00%		1.00%
Wire fee		$20		$20
Overnight check delivery fee		$25		$25
Retirement account fees (annual maintenance fees		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.85%		0.85%
Distribution (Rule 12b-1) fee		0.25%		None
Other expenses		1.05%		1.05%
Shareholder service fee	0.01%		0.01%
All other expenses	1.04%		1.04%
Acquired fund fees and expenses		0.01%		0.01%
Total annual fund operating expenses[1]		2.16%		1.91%
Fees waived and/or expenses reimbursed[2]		(0.75%)		(0.75%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses [1,2]		1.41%		1.16%

1
The “Total annual fund operating expenses” and “Total annual fund operating expenses after fee waiver and/or expense reimbursements” do not correlate to the ratio of expense to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

2
The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.40% and 1.15% of the average daily net assets of the Fund’s Investor Class and Institutional Class shares, respectively. This agreement is in effect until April 30, 2027 and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund for a period ending three full fiscal years after the date of the waiver or payment.

As of the Effective Date, the information under “Example” on page 2 in the Summary Prospectus is deleted in its entirety and replaced with the following:

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor Class	$144	$446	$771	$1,691
Institutional Class	$118	$368	$638	$1,409

Effective May 1, 2017, all references in the Fund’s Summary Prospectus to the annual expense limitation arrangement are revised as indicated above.

Please retain this Supplement with your records.